UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

c/o Deutsche Bank Trust Company Americas Trust & Agency Services 60 Wall Street, 24th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(904) 271-2520

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest, no par value	MSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

Distribution Announcement

On October 8, 2021, Mesabi Trust issued a press release announcing that the Trustees of Mesabi Trust declared a distribution of One Dollar and Forty-Two Cents ($1.42) per Unit of Beneficial Interest payable on November 20, 2021 to Mesabi Trust Unitholders of record at the close of business on October 30, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01Regulation FD.

AAA Arbitration Final Award

As previously reported, on December 9, 2019, Mesabi Trust initiated arbitration with the American Arbitration Association (“AAA”) against Northshore Mining Company (“Northshore”), the lessee/operator of the leased lands, and its parent, Cleveland-Cliffs Inc. (“Cliffs”). The Trust asserted claims concerning the calculation of royalties related to the production, shipment and sale of iron ore, including DR-grade pellets.

The arbitration was completed before a panel of three arbitrators in July 2021 under the commercial rules of the AAA. The Trust received the final award on October 1, 2021, which awarded the Trust damages in the amount of $2,312,106 for underpaid royalties on DR grade pellets in 2019 and 2020 and interest in the amount of $430,710, calculated through June 30, 2021, and continuing to accrue until paid. Pursuant to the award, Cliffs must pay the damages award to the Trust no later than October 30, 2021. The Tribunal granted the Trust’s request for a declaration that “for purposes of calculating royalties on intercompany sales, Northshore shall reference all third-party pellet sales, regardless of grade, and select the highest price arm’s length pellet sale from the preceding four quarters.” The Tribunal denied the Trust’s request for declaratory relief regarding access to information. A copy of the press release is being furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 8, 2021

99.2	Press Release dated October 8, 2021

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101)

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

By:	/s/ Jeffrey Schoenfeld
Jeffrey Schoenfeld
Vice President
Deutsche Bank Trust Company Americas,
Corporate Trustee of Mesabi Trust

Dated: October 8, 2021

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